UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Build-A-Bear Workshop, Inc. (the “Company”) held its Annual Meeting on May 10, 2018. The following proposals were submitted by the Board to a vote of the Company’s stockholders, and the final results of the voting on each proposal are noted below.

Proposal 1.     Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified. The two directors, as indicated below, were elected as directors of the Company.

Nominee	For	Against	Abstain	Broker Non-Votes
Robert L. Dixon, Jr.	10,608,008	941,310	5,555	2,565,896
Michael Shaffer	10,637,921	911,466	5,486	2,565,896

Proposal 2.     Ratification of Appointment of Independent Accountants

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019. The appointment was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
13,222,294	891,875	6,600	—

Proposal 3.     Advisory Vote Approving Executive Compensation

The stockholders were asked to approve the executive compensation as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC. The proposal was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
9,864,716	1,378,100	312,057	2,565,896

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: May 11, 2018	By:	/s/ Eric Fencl
		Name:	Eric Fencl
		Title:	Chief Administrative Officer, General Counsel and Secretary

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